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                                                                    EXHIBIT 23.0




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-82676, 33-82194 and 33-95248) of FLIR Systems, Inc. of our report dated March 9, 1998, which appears on page 19 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 42 of this Form 10-K.


PRICE WATERHOUSE LLP
Portland, Oregon
March 31, 1998